Winter 2003

SNAPSM Fund Semiannual Report

SNAPSM FUND SEMIANNUAL REPORT FOR THE PERIOD ENDING DECEMBER 31, 2002

The SNAPSM Fund returned 0.86% for the 6-month period ended December 31, 2002, beating the 0.70% average return produced by the IBC’s First Tier Institutional Average**. The fund returned 1.86% for the 12-month period ended December 31, 2002, beating the 1.53% median return produced by the 262 institutional money market funds tracked by Lipper, an independent monitor of mutual fund performance.

For the last half of 2002, the one-year Eurodollar strip moved generally down in yield as hopes for a revived domestic economy gave way to the overriding fear of a deadly conflict in Iraq. The strip hit its high for the period on July 5 at 2.30% and its low on December 30 at 1.44%. In three of the first six months of the year, the strip moved in haphazard fashion, first up, then down, as some momentum in the reported economic numbers was invariably reversed by a flight to quality trade.

Recently we have seen some mounting evidence of economic strength (as reported on February 7, the nation’s unemployment rate declined to 5.7% from 6.0%, and non-farm payroll jobs increased by a larger than expected 143,000) yet these developments have been dwarfed in effect by the market’s preoccupation with the likelihood of war. It is exceedingly clear that both hiring plans and capital investment are on hold, pending some definitive resolution of the situation in Iraq. The stock market’s recent weakness echoes the same concern.

We continue to believe that the markets will return to trading based upon the underlying economic fundamentals and that, at some point, the underlying economic fundamentals will strengthen based upon the Federal Reserve Board’s moves over the last year. When that occurs we expect to see a backup in yields and a reversal of the recent trend of declining rates. Until that time we will maintain a relatively short duration and purchase securities only on price dips or in the floating rate sector.

Returns as of 12/31/2002*
Portfolio Inception Date: July 24, 1995
	SNAPSM Fund	IBC’s First Tier Institutional Average**
6-month return	0.86%	0.70%
Average Annual Return
1 Year	1.86%	1.49%
5 Year	4.68%	4.31%
Since portfolio inception	4.98%	4.66%
7-day net annualized yield	1.43%	1.10%
30-day net annualized yield	1.43%	1.12%

The 2003 SNAPSM User’s Conference/Training

This year, Ernst & Young, SNAPSM’s Rebate Calculation Agent and Evergreen Investments, Investment/Program Manager for SNAPSM will jointly host our Annual SNAPSM User’s Conference in the form of a one-day Arbitrage Rebate Compliance Training seminar exclusively for SNAPSM Participants and interested parties. The seminar will be held on Thursday, March 27, 2003, from 9:00 a.m. to 3:30 p.m., with registration beginning at 8:30 a.m. at the Jefferson Hotel in Richmond, Virginia. The seminar will feature Terry Burke, Partner, and Brian Helming, Senior Manager of Ernst & Young, and Claire Morris, Farrah Graham and Vartina Keith, the staff of SNAPSM from Evergreen Investments.

The day will include discussions on many current topics relating to the investment of municipal bond proceeds and arbitrage management. There is no charge for the conference and attendees are invited to join us for a continental breakfast and a seated lunch. Invitations and a complete agenda were mailed out in late February. We look forward to seeing you on March 27th in Richmond!

* Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. An investment in the fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the fund will maintain a stable net asset value of $1.00 per share. While the portfolio managers will endeavor to manage the portfolio in accordance with the investment process, there are no guarantees that they will be successful.
** IBC First Tier Institutional Average returns are provided by IBC Financial Data, Inc.

New Accounts July 2002 to December 2002

Albemarle County
Amherst County
Town of Blacksburg
Buckingham County
Carroll County
City of Chesapeake
Chesterfield County
Christopher Newport University
Commonwealth of Virginia
Commonwealth
Transportation Board	Craig County
City of Fairfax
Frederick County
Goochland County
City of Hampton
City of Hopewell
Hanover County
James Madison
    University
King William County
Longwood College
Mary Washington
    College
Northampton County	Powhatan County
Pulaski County
City of Richmond
Rockbridge County
Russell County
City of Suffolk
Orange County
Spotsylvania County
Stafford County
City of Virginia Beach
Virginia College
Building Authority	Virginia Commonwealth University
Virginia Military Institute
Virginia Port Authority
Virginia Public Building    Authority
Virginia Public School    Authority
Virginia Resources
    Authority
Virginia State University
Virginia Tech
City of Winchester
York County

SNAPSM SPOTLIGHT - Commonwealth of Virginia Treasury Board

As a follow-up to the announcement in the Summer 2002 Newsletter of Governor Mark Warner’s appointments of new members of the Commonwealth of Virginia Treasury Board, SNAPSM is pleased to spotlight the Treasury Board as the administrative body that, along with many other duties, oversees and administers the State Non-Arbitrage Program (SNAPSM). The Treasury Board was created by Acts of Assembly 1966, and exercises general supervision over all investments of state funds, as well as having responsibility for the issuance of all Commonwealth general obligation debt. The Board has the duty of establishing debt structuring guidelines for all state agencies, institutions, boards, and authorities which issue bonds for which debt service payments on the bonds are made in whole or in part from appropriations of the Commonwealth.

The Treasury Board must approve the terms and structure of all Commonwealth bond issues supported directly or indirectly by appropriations. In addition, the Board is authorized to give advice and supervision in the financing of State buildings; to act as issuing, sales and paying agent for certain bonds; to administer the Security for Public Deposits Act and SNAPSM, as previously mentioned; to enter into agreements for the reimbursement of regional jail construction costs under the Regional Jail Financing Program; and to approve the financial terms of lease purchases for state agencies, including the administration of a Master Equipment Lease Program, (MELP).

Membership of the Treasury Board is dictated by statutory requirements under Section 2.2-2415 of the Code of Virginia and consists of the State Treasurer, the State Comptroller, the State Tax Commissioner, and four members appointed by the Governor, subject to confirmation by the General Assembly, who serve at the pleasure of the Governor. These appointees must have a background and experience in financial management and investments. Four members of the Treasury Board constitute a quorum and Treasury Board meetings are held monthly. Members of the Treasury Board are:

Gubernatorial Appointees	Ex-Officio
K. David Boyer, Jr. PEC Solutions	Jody M. Wagner (Chair) State Treasurer, Appointed January 12, 2002
Kenneth L. Daniels Associate Professor of Finance Virginia Commonwealth University	David A. Von Moll State Comptroller
Palmer P. Garson Jefferson Capital Partners,LTD.	Kenneth W. Thorson Tax Commissioner
Wayne F. Wilbanks Wilbanks, Smith & Thomas Asset Management, LLC

Evergreen Investments, Investment and Program Manager for SNAPSM, provides the Treasury Board with a monthly report on SNAPSM with information designed to aid the Treasury Board in their review of the Program. Representatives of Evergreen attend all monthly Treasury Board meetings in order to discuss the Program information, if necessary.

Legislative Update

With the General Assembly session in full swing, we wanted to bring you up-to-date on bills that may be of interest to SNAPSM and its Participants.
  HB 2804 Capitol Square Preservation Act of 2003. This bill would increase the Virginia Public Building Authority’s authorization amount to $125,052,000 to finance improvement and furnishing of buildings in Capitol Square.
  SB 1279 Rail Transportation Development Authority. This bill establishes an authority to finance capital improvements to rail lines and associated facilities, including issuing bonds, borrowing money, and acquiring land.
  SB 869 Commonwealth Transportation Board. This bill imposes a statutory requirement for: a financial plan for projects over $100 million; a periodic report with specific information for every project in the Six-Year Improvement Plan; the CTB to offer technical assistance and coordination work with local governments in developing sound transportation planning components in their local comprehensive plans; and the adoption of a Six-Year Improvement Plan by July 1 annually.

SNAPSM Fund
Schedule of Investments
December 31, 2002 (unaudited)

	Principal Amount	Value

CERTIFICATES OF DEPOSIT 17.0%
Branch Banking & Trust Co., FRN, 1.78%, 1/24/2003	$ 45,000,000	$ 45,000,000
First Tennessee Bank, 1.74%, 1/3/2003	75,000,000	75,042,544
National Bank Commerce Memphis, TN, FRN:
1.42%, 1/21/2003	25,000,000	25,009,652
1.46%, 1/3/2003	75,000,000	75,000,000
National City Bank of Indiana, FRN, 1.28%, 10/3/2003	100,000,000	100,003,753
RBC Centura Bank, FRN, 1.36%, 1/21/2003	75,000,000	75,000,000

Total Certificates of Deposit		395,055,949

COMMERCIAL PAPER 31.9%
Asset-Backed 29.8%
Aspen Funding Corp., 1.35%, 1/15/2003	65,000,000	64,968,312
Citibank Credit Card Issuance Trust, 1.35%, 2/6/2003	50,000,000	49,934,375
Compass Securitization LLC, 1.36%, 1/10/2003	35,000,000	34,989,422
Concord Minutemen Capital Corp., 1.55%, 1/10/2003	100,000,000	99,965,556
Crown Point Capital Co.:
1.33%, 1/10/2003	50,000,000	49,985,222
1.35%, 1/8/2003	50,000,000	49,988,750
Neptune Funding Corp., 1.40%, 1/2/2003	50,884,000	50,884,000
Sheffield Receivables Corp., 1.35%, 1/16/2003	76,610,000	76,569,780
Thames Asset Global Security, 1.37%, 1/13/2003	40,000,000	39,983,256
Three Pillars Funding Corp., 1.43%, 1/2/2003	50,368,000	50,368,000
Trident Capital Finance, Inc., 1.36%, 1/15/2003	75,000,000	74,963,167
Victory Receivable Corp., 1.45%, 1/14/2003	50,000,000	49,975,833
692,575,673
Diversified Financials 2.1%
Salomon Smith Barney Holdings, Inc., 1.39%, 1/28/2003	50,000,000	50,000,000

Total Commercial Paper		742,575,673

CORPORATE BONDS 26.1%
Banks 4.3%
American Express Centurion Bank, FRN, 1.64%, 1/9/2003	50,000,000	50,000,000
Wells Fargo Bank, FRN, 1.29%, 3/12/2003	50,000,000	50,000,000
100,000,000

SNAPSM Fund
Schedule of Investments (continued)
December 31, 2002 (unaudited)

	Principal Amount	Value

CORPORATE BONDS continued
Diversified Financials
American Express Credit Corp., FRN, 1.40%, 1/21/2003	$ 50,000,000	$ 49,999,127
Bear Stearns Co., Inc., FRN, 1.44%, 1/8/2003	75,000,000	75,000,000
Caterpillar Financial Services Corp., FRN, 1.53%, 3/3/2003	75,000,000	75,009,323
Donaldson, Lufkin & Jenrett, FRN, 2.20%, 1/27/2003	50,000,000	50,013,143
Goldman Sachs Group LP, FRN, 1.65%, 2/18/2003 144A	20,000,000	20,000,000
Household Finance Corp.:
7.63%, 1/15/2003	5,100,000	5,108,644
MTN, 3.00%, 5/30/2003	5,000,000	5,000,000
Lehman Brothers Holdings, Inc., 7.00%, 5/15/2003	22,715,000	23,114,668
Liberty Lighthouse U.S. Capital Co., FRN, 1.37%, 1/17/2003 144A	50,000,000	50,000,000
Merrill Lynch & Co., Inc., 1.99%, 1/29/2003	35,000,000	35,006,029
Sigma Finance, Inc., 1.39%, 1/16/2003	75,000,000	75,000,000
463,250,934
Health Care Providers & Services 0.6%
AARP, 1.50%, VRDN	15,000,000	15,000,000
Hotels, Restaurants & Leisure 1.3%
McDonald’s Corp., 4.45%, 3/7/2003 144A	30,000,000	30,104,269

Total Corporate Bonds		608,355,203

MUNICIPAL OBLIGATIONS 3.1%
Hospital 1.4%
Catholic Hlth. Initiatives RB, Ser. C, 1.80%, VRDN	32,800,000	32,800,000
Housing 1.7%
Virginia State Hsg. Dev. Auth. Cmnwlth. Mtge. RB, Ser. A, 1.45%, VRDN	40,000,000	40,000,000

Total Municipal Obligations		72,800,000

U.S. GOVERNMENT & AGENCY OBLIGATIONS 10.4%
FHLB:
1.55%, 12/16/2003	50,000,000	49,991,077
2.00%, 10/30/2003	50,000,000	50,000,000
FNMA, FRN, 1.24%, 1/1/2004	41,468,532	41,400,658
SLMA, FRN, 1.23%, 1/24/2003	100,000,000	100,000,000

Total U.S. Government & Agency Obligations		241,391,735

SNAPSM Fund
Schedule of Investments (continued)
December 31, 2002 (unaudited)

	Principal Amount	Value

REPURCHASE AGREEMENT 11.3%
State Street Bank & Trust Co., dated 12/31/2002, due 1/2/2003, maturity value $263,605,481, 1.18% (a)	$263,588,201	$ 263,588,201
Total Investments (cost $2,323,766,761 (b) ) 99.8%		2,323,766,761
Other Assets and Liabilities 0.2%		4,011,412

Net Assets 100.0%		$2,327,778,173

(a)	This repurchase agreement is fully collateralized by $228,980,000 FNMA, 2.60% to 8.00%, 8/26/2004 to 6/1/2032; value including accrued interest is $224,455,881; $30,600,000 FHLMC, 7.00%, 6/1/2032, value including accrued interest is $30,601,967; $10,140,000 FHLB, 2.00%, 11/21/2003, value including accrued interest is $10,201,435.
(b)	On December 31, 2002, the cost of investments for federal income tax purposes for the Fund was the same as for financial reporting purposes.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
Summary of Abbreviations:
FHLB	Federal Home Loan Bank
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
MTN	Medium Term Note
RB	Revenue Bond
SLMA	Student Loan Marketing Association
VRDN	Variable Rate Demand Note

Variable Rate Demand Notes are payable on demand on no more than seven calendar days after notice is given by the fund to the issuers or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. Interest rates presented for these securities are those in effect at December 31, 2002.

See Notes to Financial Statements

SNAPSM Fund
Statement of Assets and Liabilities
December 31, 2002 (Unaudited)

Assets
Investments in securities	$ 2,060,178,560
Investments in repurchase agreements	263,588,201

Investments at amortized cost	2,323,766,761
Interest receivable	4,273,945
Prepaid expenses and other assets	50,365

Total assets	2,328,091,071

Liabilities
Advisory fee payable	129,895
Distributions payable	90,095
Accrued expenses and other liabilities	92,908

Total liabilities	312,898

Net assets (represented entirely by paid-in capital)	$ 2,327,778,173

Shares outstanding	2,327,778,173

Net asset value per share	$ 1.00

Statement of Operations
Six Months Ended December 31, 2002 (Unaudited)

Investment income
Interest	$ 17,712,789

Expenses
Advisory fee	688,007
Transfer agent fee	5,218
Trustees’ fees and expenses	7,511
Printing and postage expenses	6,773
Custodian fee	29,403
Registration and filing fees	5,763
Professional fees	3,375
Other	61,604

Total expenses	807,654
Less: Fee waivers	(8,139)

Net expenses	799,515

Net investment income	16,913,274

Net increase in net assets resulting from operations	$ 16,913,274

See Notes to Financial Statements

SNAPSM Fund
Statements of Changes in Net Assets

	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002

Operations
Net investment income	$ 16,913,274	$ 41,148,719

Distributions to shareholders from net investment income	(16,913,274)	(41,148,719)

Capital share transactions, at net asset value of $1.00 per share
Proceeds from shares sold	1,523,520,481	1,731,013,791
Payment for shares redeemed	(890,122,341)	(1,664,584,993)
Net asset value of shares issued in reinvestment of distributions	16,825,449	41,333,902

Net increase in net assets resulting from capital share transactions	650,223,589	107,762,700

Total increase in net assets	650,223,589	107,762,700
Net assets
Beginning of period	1,677,554,584	1,569,791,884

End of period	$ 2,327,778,173	$ 1,677,554,584

Financial Highlights (For a share outstanding throughout each period)

	Six Months Ended December 31, 2002 (unaudited)
		Year Ended June 30,
		2002	2001	2000	1999	1998

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income from investment operations
Net investment income	0.01††	0.03††	0.06††	0.06††	0.05††	0.06††

Less distributions to shareholders from net investment income	(0.01)††	(0.03)††	(0.06)††	(0.06)††	(0.05)††	(0.06)††

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total return	0.86%	2.56%	6.05%	5.86%	5.30%	5.71%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$2,327,778	$1,677,555	$1,569,792	$1,259,299	$1,265,137	$1,083,364
Ratios to average net assets
Expenses	0.08%†	0.08%	0.10%	0.11%	0.11%	0.11%
Net investment income	1.68%†	2.51%	5.85%	5.73%	5.17%	5.56%

† Annualized.
†† Includes net realized capital gains and losses, if any, which was less than $0.005 per share.

See Notes to Financial Statements

SNAPSM Fund
Notes to Financial Statements
December 31, 2002 (Unaudited)

1. ORGANIZATION

SNAPSM Fund (the “Fund”) is a diversified series of Evergreen Select Money Market Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On July 24, 1995, the Fund commenced operations through an exchange of shares with the Virginia State Non-Arbitrage Program (“SNAP”) in the amount of $628,335,685.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

As permitted under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Repurchase Agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

D. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

E. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily based on amounts determined by applying percentage rates, starting at 0.08% and declining to 0.04% per annum as net assets increase, to the average daily net assets of the Fund.

During the six months ended December 31, 2002, the investment advisor waived its fees in the amount of $8,139 which represents 0.00% of the Fund’s average daily net assets.

4. CAPITAL SHARE TRANSACTIONS

Net assets consist entirely of paid-in-capital of $2,327,778,173. The Fund has an unlimited number of shares of beneficial interest with $0.001 par value authorized.

SNAPSM Fund
Notes to Financial Statements (Unaudited) (continued)

5. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

6. GOVERNMENTAL ACCOUNTING AND FINANCIAL REPORTING FOR INVESTMENTS AND INVESTMENT POOLS

Governmental accounting standards state that credit risk is the risk that the investor may not be able to obtain possession of its investment instrument or collateral at maturity. A portfolio of a subject entity is required to be characterized into certain categories. Risk category 1 includes investments that are insured or registered or for which the securities are held by the investor or its agent in the investor’s name. Risk category 2 includes uninsured or unregistered investments for which the securities are held by the broker’s or dealer’s trust department or agent in the investor’s name. Risk category 3 includes uninsured or unregistered investments for which the securities are held by the broker or dealer, or by its trust department or agent but not in the investor’s name. All investments held at December 31, 2002 are in risk category 1.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL – South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS (continued)

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

SNAPSM Advisory Board

Alfred C. Anderson
Josephine Blakenship
Ellen Booker Kirby
Barbara O. Carraway
Joseph P. Casey
Richard A. Cordle
John J. Cusimano
Francis X. O’Leary
C. William Orndoff, Jr.
Fred W. Parker
Larry K. Pritchett
Andrew Rountree
John H. Touhy
Ronald H. Williams	Commonwealth of Virginia Treasury Board Jody M. Wagner, Chair K. David Boyer, Jr. Kenneth N. Daniels Palmer P. Garson Kenneth W. Thorson David A. Von Moll Wayne F. Wilbanks

Our Commitment

To form a partnership that benefits the state,
program participants, and taxpayers of Virginia.

901 East Byrd Street, P.O. Box 1357, Richmond, VA 23218-1357
(804) 344-6212 (800) 570-SNAP    FAX (804) 344-6443

This publication must be preceded or accompanied by the Fund’s prospectus which contains complete information regarding fees, sales charges, and expenses. Please read it carefully before investing or sending money. The SNAPSM fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

555782